                                                                 EXHIBIT 10.101

                               LG&E CAPITAL CORP.

                                       AND

                              THE BANK OF NEW YORK,
                                   as Trustee


                            ------------------------


                          SECOND SUPPLEMENTAL INDENTURE
                          Dated as of September 1, 1999

                                       TO

                                    INDENTURE

                          Dated as of January 15, 1998


                            ------------------------


                     Floating Rate Notes, Series B, Due 2000

         SECOND SUPPLEMENTAL INDENTURE, dated as of the first day of September, 1999 (the "SECOND SUPPLEMENTAL INDENTURE"), between LG&E CAPITAL CORP., a corporation duly organized and existing under the laws of the State of Kentucky (hereinafter sometimes referred to as the "COMPANY"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "TRUSTEE") (under the Indenture dated as of January 15, 1998, as supplemented, between the Company and the Trustee (the "INDENTURE")).

         WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its notes (the "NOTES"), which Notes are to be issued from time to time in such series as may be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided, and which Notes are subject to the terms of the Support Agreement, as defined in the Indenture; and

         WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a series of its Notes to be designated as hereinafter provided, the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Second Supplemental Indenture; and

         WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture, and all requirements necessary to make this Second Supplemental Indenture a valid instrument, in accordance with its terms, and to make said Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

         NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                     ARTICLE I.
                       Definitions and Other Provisions of
                               General Application

         SECTION 1.1. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Indenture.

         SECTION 1.2. The terms defined in this Section, for all purposes of this Second Supplemental Indenture, shall have the respective meanings specified in this Section.

                  "BUSINESS DAY" means any day, other than a Saturday, Sunday, a legal holiday or a day on which banking institutions in The City of New York are authorized or obligated to close; which day is also a London Business Day.

                  "CLOSING DATE" shall mean September 7, 1999.

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                  "INTEREST DETERMINATION DATE" shall mean the second London
         Business Day immediately preceding the applicable Interest Reset Date.

                  "INTEREST PAYMENT DATE" shall mean the seventh day of each calendar month, commencing October 7, 1999.

                  "INTEREST PERIOD" shall mean the period between Interest Reset Dates.

                  "INTEREST RESET DATE" shall mean the seventh day of each calendar month, commencing October 7, 1999.

                  "LIBOR" shall mean, with respect to any Interest Determination Date, the rate for deposits in United States dollars having a maturity of one month that appears on the display on the Bloomberg Financial Markets (or any successor service) on the page "British Bankers Association LIBOR Rates" (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates for United States dollars as of 11:00 A.M., London time, on such Interest Determination Date. With respect to an Interest Determination Date on which no such rate appears on the designated page as specified above, the Trustee will request the principal London offices of each of four major reference banks (which may include affiliates of the Agent) in the London interbank market, as selected by the Trustee, to provide the Trustee with its offered quotation for deposits in United States dollars for a period of one month, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount that is not less than $1,000,000 and is representative for a single transaction in such market at such time. If at least two such quotations are so provided, then LIBOR on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such Interest Determination Date will be the arithmetic mean of the rates quoted in The City of New York at approximately 11:00 A.M., New York City time, on such Interest Determination Date by three major banks (which may include affiliates of the Agent) in The City of New York selected by the Trustee for loans in United States dollars to leading European banks, having a maturity of one month and in a principal amount that is not less than $1,000,000 and is representative for a single transaction in such market at such time; provided, however, that if the banks so selected by the Trustee are not quoting as mentioned in this sentence, LIBOR determined as of such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

                  "LONDON BUSINESS DAY" shall mean a day on which dealings in Dollars are transacted in the London interbank market.

                  "RECORD DATE" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date with respect to any Series B Note.

                  "SERIES B NOTES" has the meaning specified in Section 2.1 hereof.

                  "SPREAD" shall mean 10 basis points.

                  "STATED MATURITY" shall mean September 7, 2000.

                                   ARTICLE II.
                          General Terms and Conditions
                              of the Series B Notes

         SECTION 2.1. There shall be and is hereby authorized a series of Notes designated the "Floating Rate Notes, Series B, Due 2000", limited in aggregate principal amount to $50,000,000 (the "SERIES B NOTES"), which shall be sold and issued on the Closing Date in accordance with the provisions hereof. The form of Series B Note is attached hereto as EXHIBIT A and by this reference incorporated herein. The Series B Notes shall mature on the Stated Maturity, unless the principal thereof becomes due and payable prior to the Stated Maturity, whether by the declaration of acceleration of maturity or otherwise. The Trustee, upon compliance by the Company with the requirements of Section 2.04 of the Indenture, shall authenticate and deliver Series B Notes in accordance with a written request for authentication of the Company.

         SECTION 2.2. The Series B Notes shall be issued as Global Notes and registered in the name of the Depositary or its nominee, subject to the appointment of a successor Depositary as provided in the Indenture. The Series B Notes represented by the Global Notes will not be exchangeable for, and will not otherwise be issuable as, Notes in certificated form, except as provided in the Indenture.

         SECTION 2.3. The Series B Notes shall be issued in fully registered form, without interest coupons, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

         SECTION 2.4. Interest payments in respect of Series B Notes shall be made in an amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

         The interest installment of a Series B Note punctually paid or duly provided for on any Interest Payment Date will be paid to the registered holder of such Series B Note at the close of business 15 calendar days (whether or not a Business Day) preceding such Interest Payment Date (the "Regular Record Date") Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date, and may be paid to the person in whose name the Series B Note (or one or more predecessor Notes) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Series B Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         SECTION 2.5. Interest on Series B Notes shall be payable in arrears on each Interest Payment Date and at Stated Maturity. If any Interest Payment Date (other than the Stated Maturity) for the Series B Notes would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Stated Maturity of the Series B Notes falls on a day that is not a Business Day, the required payment of principal and interest will be made on the next succeeding Business Day as if made on the date such payment was due and no interest will accrue on such payment for the period from and after the Stated Maturity to the date of such payment on the next succeeding Business Day. The Series B Note shall bear interest from the date of issue to the initial Interest Reset Date, at a rate per annum equal to 5.48125%, and therafter shall bear interest during each Interest Period at the applicable LIBOR, plus the Spread. The interest rate applicable to each Interest Period commencing on the related Interest Reset Date will be the rate determined by the Trustee as of the applicable Interest Rate Determination Date. The interest rate determined as of an Interest Determination Date will take effect on the applicable Interest Reset Date. Commencing on the initial Interest Reset Date for the Series B Notes, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding such Interest Reset Date or
(ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date for the Series B Notes would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The interest rate on Series B Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Interest accrued on each Series B Notes shall be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360. All percentages resulting from any calculation on Series B Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on Series B Notes will be rounded to the nearest cent (with one-half cent being rounded upwards). The Trustee will, at the request of any holder of Series B Notes, provide to such holder the interest rate then in effect on the Series B Notes and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

         SECTION 2.6. All Series B Notes issued hereunder and all Series B Notes issued upon registration of transfer of, or in exchange for, such Series B Notes, shall be subject to the restrictions on transfer provided in
Section 2.04, 2.05 and 2.06 of the Indenture and Exhibits B, C and D of this Second Supplemental Indenture and the legends set forth on the Series B Notes, PROVIDED that in the event of a conflict between such legends and any provision of this Second Supplemental Indenture and the Indenture, such legends shall control. Such restrictions on transfer and legends shall not be removed except in accordance with the Indenture.

         SECTION 2.7. The Series B Notes shall be entitled to the benefits of the Indenture and this Second Supplemental Indenture, and the holders of the Series B Notes and the Trustee are entitled to the benefits of the Support Agreement available to Lenders (as defined in the Support Agreement), it being understood and agreed that the Series B Notes constitute Obligations (as defined in the Support Agreement) for purposes of the Support Agreement.

         SECTION 2.8. The covenants provided by Sections 4.06 and 4.09 of the Indenture shall be applicable to the Series B Notes.

                                  ARTICLE III.
                             Original Issue of Notes

         Series B Notes in the aggregate principal amount of $50,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Series B Notes as provided in a written request for authentication of the Company.

                                  ARTICLE IV.
                            Miscellaneous Provisions

         SECTION 4.1. Except as otherwise expressly provided in this Second Supplemental Indenture or in the form of Series B Note or otherwise clearly required by the context hereof or thereof, all terms used herein or in the form of Series B Note that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

         SECTION 4.2. The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

         SECTION 4.3. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

         SECTION 4.4. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH SERIES B NOTE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SUCH SECTION 5-1401).

         SECTION 4.5. Nothing in this Second Supplemental Indenture or in the Series B Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or legal or equitable right, remedy or claim under this Second Supplemental Indenture.

         SECTION 4.6. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                                       LG&E CAPITAL CORP.

                                       By:    /signed/
                                           ------------------------------------
                                       Name:
                                       Title:

                                       THE BANK OF NEW YORK,
                                         as Trustee

                                       By:   /signed/
                                           ------------------------------------
                                       Name:
                                       Title:

                                                                      EXHIBIT A


                             [Form of Series B Note]

                                                                      EXHIBIT B



                          FORM OF TRANSFER CERTIFICATE
               FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
                     TO RESTRICTED REGULATION S GLOBAL NOTE
                       (Transfers or exchanges pursuant to
                      Section 2.06(b)(ii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


  Re:  LG&E CAPITAL CORP. FLOATING RATE NOTES, SERIES B, DUE 2000 (THE "NOTES")


         Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the Second Supplemental Indenture dated as of September 1, 1999. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $__________________ principal amount of the Notes which are held in the form of the Rule 144A Global Note (CUSIP No. [__________] with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes for an interest in the Restricted Regulation S Global Note (CINS No. ___________) to be held with [Euroclear] [Cedel Bank] (Common Code _____________) through the Depositary.

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

                  (1) the offer of the Notes was not made to a person in the United States;


                  [(2) at the time the buy order was originated, the transferee was an institutional accredited investor outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was an institutional accredited investor outside the United States,]*

                  [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                       [Insert Name of Transferor]

                                       By:_____________________________________
                                       Name:
                                       Title:


Dated:_____________________, ____

cc:  LG&E Capital Corp.

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                      EXHIBIT C



                          FORM OF TRANSFER CERTIFICATE
               FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
                    TO UNRESTRICTED REGULATION S GLOBAL NOTE
                       (Exchanges or transfers pursuant to
                     Section 2.06(b)(iii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286
Attention:  Corporate Trust Trustee Administration


  Re: LG&E CAPITAL CORP. FLOATING RATE NOTES, SERIES B, DUE 2000 (THE "NOTES")


         Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the Second Supplemental Indenture dated as of September 1, 1999. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $__________________ principal amount of the Notes which are held in the form of the Rule 144A Global Note (CUSIP No. [__________] with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Notes for an interest in the Unrestricted Regulation S Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and:

         (i) with respect to transfers made in reliance on Regulation S under the Securities Act, the Transferor does hereby certify that:

                  (1) the offer of the Notes was not made to a person in the United States;

                  [(2) at the time the buy order was originated, the transferee was an institutional accredited investor outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was an institutional accredited investor outside the United States,]*

                  [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act,

         (iii) with respect to transfers made in reliance on another exemption from the Securities Act, the following is the basis for the exemption: _______________, and

         (iv) with respect to an exchange, either (x) the Note being exchanged is not a "restricted security" as defined in Rule 144 under the Securities Act or (u) the exchange is being made to facilitate a contemporaneous transfer that complies with
                  Section 2.06(b)(iii) of the Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                          [Insert Name of Transferor]

                                          By:__________________________________
                                          Name:
                                          Title:


Dated:_____________________, ____

cc:  LG&E Capital Corp.

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                      EXHIBIT D



           FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM
        RESTRICTED REGULATION S GLOBAL NOTE OR UNRESTRICTED REGULATION S
                      GLOBAL NOTE TO RULE 144A GLOBAL NOTE
                       (Exchanges or transfers pursuant to
                      Section 2.06(b)(iv) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


  Re: LG&E CAPITAL CORP. FLOATING RATE NOTES, SERIES B, DUE 2000 (THE "NOTES")


         Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the Second Supplemental Indenture dated as of September 1, 1999. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $__________________ principal amount of the Notes which are held in the form of [the [Restricted] [Unrestricted] Regulation S Global Note with [Euroclear] [Cedel Bank] (Common Code _____________)] [with the Depositary (CUSIP No. _______)] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest for an interest in the Rule 144A Global Note.

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                     [Insert Name of Transferor]

                                     By:_______________________________________
                                     Name:
                                     Title:


Dated:_____________________, ____

cc:  LG&E Capital Corp.











                                      D-2